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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): October 5, 1999
                                                          ---------------


                             SILKNET SOFTWARE, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Delaware                     000-25491              02-0478949
           --------                     ---------              ----------
  (State or Other Jurisdiction         (Commission          (I.R.S. Employer
       of Incorporation)               File Number)         Identification No.)

 50 Phillippe Cote Street
      Manchester, NH                                              03101
 ------------------------                                         -----
   (Address of Principal                                        (Zip Code)
    Executive Offices)



       Registrant's telephone number, including area code: (603) 625-0070
                                                           ---------------


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ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS.

         On October 5, 1999, Silknet Software, Inc. ("Silknet") completed the acquisition of InSite Marketing Technology, Inc., a privately held Delaware corporation ("InSite"), by means of a merger (the "Merger") of InSite Acquisition Corp. ("Merger Sub"), a Delaware corporation and wholly owned subsidiary of Silknet, with and into InSite, pursuant to the Agreement and Plan of Merger and Reorganization dated as of October 5, 1999 (the "Merger Agreement") by and among Silknet, Merger Sub, InSite, Stefania Nappi as Indemnification Representative and the stockholders of InSite listed on the signature pages thereto. As a result of the Merger, InSite became a wholly owned operating subsidiary of Silknet. The Merger was effected by the filing of a Certificate of Merger with the Secretary of State of the State of Delaware on October 5, 1999.

         InSite develops, markets and supports customer-centric, Web-based marketing and sales software, which identifies and integrates the buying style of the customer and the selling style of the company to assist the customer through the buying process. Silknet intends to utilize InSite's personalization technology with Silknet's e-business solutions to offer an integrated line of Web-based e-commerce, customer service and sales and marketing software that will enhance e-business initiatives by focusing on the customer experience.

         Under the Merger Agreement, each outstanding share of common stock of InSite ("InSite Common Stock") was converted into the right to receive 0.030236 shares of common stock of Silknet ("Silknet Common Stock") (subject to payment of cash in lieu of any fractional shares). Each holder of InSite Common Stock who is otherwise entitled to a fraction of a share of Silknet Common Stock will receive cash in lieu thereof, equal to such fraction multiplied by $36.397. An aggregate of 590,708 shares of Silknet Common Stock will be issued in exchange for all of the outstanding common stock and options to purchase common stock of InSite.

         As a result of the Merger, the former stockholders of InSite will receive an aggregate of 497,128 shares of Silknet Common Stock and an aggregate of $258.12 in cash in lieu of fractional shares of Silknet Common Stock in exchange for all of the shares of InSite Common Stock issued and outstanding at the effective time of the Merger. Pursuant to the Merger Agreement and an Escrow Agreement dated as of October 5, 1999 (the "Escrow Agreement") by and among Silknet, American Stock Transfer & Trust Company, as escrow agent, and Stefania Nappi, as Indemnification Representative, an aggregate of 49,713 of such shares were placed in an escrow account to secure certain indemnification obligations of the former stockholders of InSite to Silknet under the Merger Agreement. The shares of Silknet Common Stock issued in connection with the Merger were issued in reliance on exemptions from registration under the Securities Act of 1933, as amended (the "Securities Act"). As a result, all such shares are subject to restrictions on transfer under the applicable provisions of the Securities Act and will carry a legend reflecting such restrictions. Pursuant to a Registration Rights Agreement dated as of October 5, 1999 between the former stockholders of InSite and Silknet (the "Registration Rights Agreement"), Silknet has granted the former stockholders of InSite rights to register under the Securities Act the shares of Silknet Common Stock received in connection with the Merger, under certain circumstances and subject to certain conditions.

         Also, pursuant to the terms of the Merger Agreement, upon the effective time of the Merger, Silknet assumed InSite's obligations under InSite's 1997 Stock Option Plan and all stock options of InSite outstanding as of the effective time of the Merger. The shares of InSite Common Stock subject to such stock options were converted into shares of Silknet Common Stock at the rate of
0.030236 shares of Silknet Common Stock for each share of InSite Common Stock. Options to purchase an aggregate of 3,095,055 shares of InSite Common Stock were exchanged and converted into options to purchase an aggregate of 93,580 shares of Silknet Common Stock.

         The terms of this transaction and the consideration received by InSite's stockholders were the result of arm's-length negotiations between the representatives of Silknet and InSite and took into account




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various factors concerning the relative valuations of the businesses and the common stock of Silknet and InSite. The source of the consideration for this acquisition came from the authorized capital stock of Silknet, and to the extent that cash was paid for fractional shares, from Silknet's cash on hand. The terms of the Merger and the exchange of InSite Common Stock for Silknet Common Stock are more fully described in the Merger Agreement, the Escrow Agreement and the Registration Rights Agreement. Copies of the Merger Agreement, the Escrow Agreement and the Registration Rights Agreement are filed as Exhibit 2.1,
Exhibit 2.2, and Exhibit 4.1, respectively, to this report and are incorporated herein by reference.

         The acquisition of InSite is intended to qualify a tax-free reorganization under Section 368 of the Internal Revenue Code of 1986, as amended. Silknet will account for the transaction as a pooling-of-interests.

         FACTORS THAT MAY AFFECT FUTURE OPERATING RESULTS

         Statements contained in the second paragraph of this Report on Form 8-K that are not historical fact may constitute forward-looking statements and are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Silknet's actual results of operations and financial condition may in the future vary significantly from those stated in any forward-looking statements. Factors that may cause such differences include, but are not limited to, the risks, uncertainties and other information discussed within this Report on Form 8-K and other risks identified in Silknet's Securities and Exchange Commission filings.

         The following factors, among others, could cause actual results to differ materially from those set forth in forward-looking statements contained or incorporated by reference in this report and presented by management from time to time. Such factors, among others, may have a material adverse effect upon Silknet's business, results of operations and financial condition:

         Difficulty of Integrating Two Companies. In connection with Silknet's acquisition of InSite, the successful integration of the operations, personnel and product lines of the two companies is important to the future financial performance of the combined enterprise. The anticipated benefits of the acquisition may not be achieved unless, among other things, the operations of InSite are successfully combined with those of Silknet in a timely manner. The diversion of the attention of management, and any difficulties encountered in the transition process, could have an adverse impact on the revenues, financial condition and results of operations of the combined enterprise. Silknet may not be able to successfully or timely integrate InSite and its services and products into Silknet's operations. The inability of management to successfully integrate the operations of the companies could have a material adverse effect upon the business, financial condition and results of operations of Silknet.

         Difficulty of Integrating InSite Product Lines. As part of its product plans following the acquisition of InSite, Silknet expects to integrate InSite's personalization technology with Silknet's product offerings. Such integration can be costly, and may result in unanticipated delays or difficulties. Successful product integration may require further development expenses and further expenditures for sales and marketing campaigns associated with advertising the new, complementary product offerings. There is no assurance that the InSite personnel can be successfully assimilated with Silknet's personnel, or that the InSite personnel will continue to remain with Silknet following the acquisition. Silknet has no assurance that its existing customers will purchase the new InSite product lines, once integrated, or that Silknet will be able to attract new customers with the added InSite product capabilities. While management believes that InSite's technology enhances Silknet's existing product offerings and expands its addressable markets, delays or difficulties associated with this product integration or the loss of InSite key personnel could have a material adverse effect on Silknet's business and results of operations.

         Uncertainties Relating to Integration of Operations. Silknet believes that the acquisition of InSite will result in long-term strategic benefits. However, the realization of these benefits will depend on





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whether management can integrate the operations of Silknet and InSite in an efficient and effective manner. Among other things, Silknet must integrate the respective companies' products, technologies, distribution channels and key personnel. Furthermore, Silknet must coordinate the sales, marketing and research and development efforts of InSite. The difficulties of integrating InSite may be increased by the need to coordinate organizations with distinct cultures and dispersed operations. The effective integration of the various operations will depend on the ability of Silknet to attract and retain InSite's key management, sales, marketing and research and development personnel. The integration of operations following the acquisition will require significant attention of management and thus may distract attention from other day-to-day operations of Silknet.


ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  None required.

         (b)      PRO FORMA FINANCIAL INFORMATION.  None required.

         (c)      EXHIBITS.

         EXHIBIT NO.                    DESCRIPTION
         -----------                    -----------

           2.1 Agreement and Plan of Merger and Reorganization dated as of October 5, 1999 by and among Silknet Software, Inc., InSite Acquisition Corp., InSite Marketing Technology, Inc., Stefania Nappi as Indemnification Representative and the stockholders of InSite Marketing Technology, Inc.
                              listed on the signature pages thereto.

           2.2 Escrow Agreement dated as of October 5, 1999 by and among Silknet Software, Inc., American Stock Transfer & Trust Company, as escrow agent, and Stefania Nappi, as Indemnification Representative.

           4.1 Registration Rights Agreement dated as of October 5, 1999 between Silknet Software, Inc. and the stockholders of InSite Marketing Technology, Inc.
                              that are signatories thereto.

          99.1                Press Release of Silknet Software, Inc. dated
                              October 5, 1999.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                 SILKNET SOFTWARE, INC.


                                 By:   /s/ Patrick J. Scannell, Jr.
                                       ----------------------------------------
                                       Patrick J. Scannell, Jr.
                                       Vice President, Chief Financial Officer,
                                       Treasurer and Secretary

Dated:   October 20, 1999




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                                  EXHIBIT INDEX



EXHIBIT NO.                        DESCRIPTION
-----------                        -----------

  2.1 Agreement and Plan of Merger and Reorganization dated as of October 5, 1999 by and among Silknet Software, Inc., InSite Acquisition Corp., InSite Marketing Technology, Inc., Stefania Nappi as Indemnification Representative and the stockholders of InSite Marketing Technology, Inc. listed on the signature pages thereto.

  2.2 Escrow Agreement dated as of October 5, 1999 by and among Silknet Software, Inc., American Stock Transfer & Trust Company, as escrow agent, and Stefania Nappi, as Indemnification Representative.


  4.1 Registration Rights Agreement dated as of October 5, 1999, between Silknet Software, Inc. and the stockholders of InSite Marketing Technology, Inc. that are signatories thereto.

 99.1          Press Release of Silknet Software, Inc. dated October 5, 1999.